UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 19, 2021
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OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)
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Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street
Evansville,	Indiana	47708
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (800) 731-2265
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(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	ONB	The NASDAQ Stock Market LLC
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On November 17, 2021, Old National Bancorp (the “Company”) sent a notice to participants in the Old National Bancorp Employee Stock Ownership and Savings Plan (the “401(k) Plan”) informing them that the 401(k) Plan is changing its investment fund-trading platform. The notice stated that, as a result of this change, 401(k) Plan participants will be unable to change investment elections or obtain a distribution during a period starting on December 21, 2021, and ending on January 16, 2022. This period is referred to herein as the “Blackout Period.”

On November 19, 2021, the Company sent a notice to its directors and executive officers informing them that, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and the SEC’s rules promulgated thereunder, they would be prohibited from purchasing or selling certain shares of the Company’s Common Stock during the Blackout Period.

The notice is attached hereto as Exhibit 99 and incorporated herein by reference. The Company provided such notice to its directors and executive officers within five business days of November 17, 2021, which is the date the notices were mailed to 401(k) Plan participants and that the administrator of the 401(k) Plan notified the Company of the Blackout Period.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description

99    Notice to Directors and Executive Officers of Old National Bancorp Regarding Employee Stock Ownership and Savings Plan Blackout Period and Restrictions on Ability to Trade in Company Securities.

104         Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2021

OLD NATIONAL BANCORP

By: /s/ Jeffrey L. Knight
Jeffrey L. Knight
Executive Vice President
Chief Legal Counsel and Corporate Secretary

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